SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	May 17, 2018

AEP TEXAS INC.
(Exact Name of Registrant as Specified in Its Charter)

333-221643	Delaware	51-0007707
(Commission File Number)	(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

1 Riverside Plaza, Columbus, OH	43215
(Address of Principal Executive Offices)	(Zip Code)

614-716-1000
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
[ ]
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01.Other Events

On May 17, 2018, AEP Texas Inc. (the “Company”) issued debt securities pursuant to a Purchase Agreement dated May 14, 2018, relating to the issuance by the Company of $500,000,000 of its 3.950% Senior Notes Series E, due 2028 (the “Notes”). The Company has agreed to exchange the Notes for registered notes pursuant to a Registration Rights Agreement dated May 17, 2018.

Item 9.01.    Financial Statements and Exhibits

(c)    Exhibits

1(a)	Purchase Agreement dated May 14, 2018.

4(a)	Second Supplemental Indenture between the Company and The Bank of New York Mellon Trust Company, N.A, as Trustee, dated May 17, 2018, establishing the terms of the Notes.

4(b)	Form of the Notes (included in Exhibit 4(a) hereto).

4(c)	Registration Rights Agreement dated May 17, 2018.

5(a)	Opinion of William E. Johnson regarding the legality of the Notes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AEP TEXAS INC.

By: /s/ William E. Johnson
Name: William E. Johnson
Title: Assistant Secretary

May 17, 2018

EXHIBIT INDEX

Exhibit Number	Description

1(a)	Purchase Agreement dated May 14, 2018.

4(a)	Second Supplemental Indenture between the Company and The Bank of New York Mellon Trust Company, N.A, as Trustee, dated May 17, 2018, establishing the terms of the Notes.

4(b)	Form of the Notes (included in Exhibit 4(a) hereto).

4(c)	Registration Rights Agreement dated May 17, 2018.

5(a)	Opinion of William E. Johnson regarding the legality of the Notes.